UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-07737
                                                     ---------


                               THE PURISIMA FUNDS
                               ------------------
               (Exact name of registrant as specified in charter)


                               13100 SKYLINE BLVD.
                           WOODSIDE, CALIFORNIA 94062
                           --------------------------
               (Address of principal executive offices) (Zip code)


                        U. S. BANCORP FUND SERVICES, LLC
                       2020 EAST FINANCIAL WAY, SUITE 100
                           GLENDORA, CALIFORNIA 91741
                           --------------------------
                     (Name and address of agent for service)


                                 (650) 851-3334
                                 --------------
               Registrant's telephone number, including area code


Date of fiscal year end: AUGUST 31, 2005
                         ---------------

Date of reporting period: AUGUST 31, 2005
                          ---------------
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ITEM 1. REPORT TO STOCKHOLDERS.


The Purisima  Funds

ANNUAL REPORT
AUGUST 31, 2005                                                        [GRAPHIC]
The Purisima Total Return Fund
The Purisima Pure American Fund
The Purisima Pure Foreign Fund
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TABLE OF CONTENTS

A Letter to Our Shareholders                                                   2
Performance Summaries
  Total Return Fund                                                            5
  Pure American Fund                                                           6
  Pure Foreign Fund                                                            7
Sector Breakdown                                                               8
Expense Example                                                                9
Schedule of Investments
  Total Return Fund                                                           11
  Pure American Fund                                                          15
  Pure Foreign Fund                                                           18
Statements of Assets and Liabilities                                          22
Statements of Operations                                                      23
Statement of Changes in Net Assets
  Total Return Fund                                                           24
  Pure American Fund                                                          25
  Pure Foreign Fund                                                           26
Financial Highlights
  Total Return Fund                                                           27
  Pure American Fund                                                          28
  Pure Foreign Fund                                                           29
Notes to Financial Statements                                                 30
Report of Independent Registered Public Accounting Firm                       36
Other Information                                                             38
Trustee and Officer Information                                               42
Privacy Notice                                                                46
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INVESTMENT OBJECTIVES

PURISIMA TOTAL RETURN FUND
Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.

PURISIMA PURE AMERICAN FUND
Seeks to provide investors with a high level of total return, while concentrating its holdings in U.S. securities.

PURISIMA PURE FOREIGN FUND
Seeks to provide investors with a high level of total return, while concentrating its holdings in securities outside the U.S.

EACH FUND RESERVES THE RIGHT TO REJECT ANY ORDER FOR THE PURCHASE OF ITS SHARES OR TO LIMIT OR SUSPEND, WITHOUT PRIOR NOTICE, THE OFFERING OF ITS SHARES. THE REQUIRED MINIMUM INVESTMENTS MAY BE WAIVED IN THE CASE OF CERTAIN QUALIFIED RETIREMENT PLANS. THE FUNDS WILL NOT ACCEPT YOUR ACCOUNT IF YOU ARE INVESTING FOR ANOTHER PERSON AS ATTORNEY-IN-FACT. THE FUNDS ALSO WILL NOT ACCEPT ACCOUNTS WITH A "POWER OF ATTORNEY" IN THE REGISTRATION SECTION OF THE PURCHASE APPLICATION.


                                                                               1
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A LETTER TO OUR SHAREHOLDERS

Welcome to the annual report for the Purisima Funds for the twelve-month period ended August 31, 2005. The Funds remained fully invested in equities throughout the period, participating in strong gains. After posting healthy returns through the end of 2004, major equity indexes only gained modest ground to date in 2005. More recently, we feel encouraging signs are emerging that the positive fundamental backdrop for equities is translating into further forward momentum in share prices. We remain optimistic in the near term, as we believe key bullish factors we have identified have yet to be fully recognized by market participants.

MARKET REVIEW AND OUTLOOK:

Global equities posted strong gains in the final third of 2004 but have remained range-bound thus far in 2005. Sentiment has been gloomier than fundamentals seemingly justify, but we expect this pessimism will dissipate, and equities will experience gains over the next six months.

We see a variety of positive factors not yet adequately factored into pricing that should drive stock price looking forward:

      o     Corporate earnings continue to materially exceed expectations.

      o Global long-term bond yields remain benign causing equities to be increasingly attractive relative to fixed income alternatives.

      o Corporate balance sheets are in excellent health and have great capacity for re-leveraging through share buybacks, increased dividends, and acquisitions.

      o The push for further market-based reforms is proceeding in significant economies such as Japan and Germany.

While the macro picture appears bright to us, risk factors remain. Some of the more significant ones in our estimation include the increased interest in the US Congress for protectionist measures in response to global competition, and the vulnerability of private property rights following the Kelo decision in the US Supreme Court.

On balance, however, we feel the period ahead should be favorable for stocks globally.


2
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PORTFOLIO POSITIONING

Based on our bullish outlook, the Funds are fully invested in equities. At the sub-asset allocation level, we believe the Funds are positioned to thrive in a more volatile, rising environment. Important sector overweights include Energy and Technology. The Energy weights were increased during the period due to our expectation that energy prices would remain firm, while others anticipated a decline. Technology stocks should respond well to robust capital spending and business investment.

The Total Return Fund is overweight US stocks. In US dollar terms, foreign stocks have outperformed for over three years despite slower economic growth. The current superiority of the US economy should soon be reflected in share prices. Our outlook for a strengthening dollar also supports this theme. The Fund is also materially overweight Japan. Japan's economy has shown strong signs of growth tied to increased capital spending, exports, and domestic consumption. Its banking industry has also undergone significant improvement, and the decade long deflationary spiral appears over.

The largest country underweight in the Pure Foreign and Total Return Funds remains the United Kingdom. Australia and Canada are also below benchmark weight. In our opinion, these countries generally exhibit higher inflation expectations, tighter monetary conditions, and less favorable sector allocations than other major markets.

Stylistically, the Funds are fairly neutral in terms of average market capitalization and relative valuations versus their respective benchmarks, although it would not be surprising to see a style shift occur in coming months.

CONCLUSION

The last year produced solid absolute returns with relatively little volatility. We expect the ride to get bumpier, but we also anticipate that global equity markets will rise over the months ahead.

Bullish fundamentals abound, yet investors are still primarily focused on perceived negatives. This has muted gains so far in 2005, but we believe such dour sentiment should eventually fade in the face of positive realities driving corporate and economic performance. We believe the Funds are optimally positioned to capitalize on such circumstances.


                                                                               3
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Thank you for your continued interest and support.

Sincerely,


/s/ KENNETH L. FISHER
---------------------
Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Asset Management, LLC.

OPINIONS EXPRESSED ABOVE ARE THOSE OF KENNETH L. FISHER AND ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FUND HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

MUTUAL FUND INVESTING INVOLVES RISK OF LOSS. PRINCIPAL LOSS IS POSSIBLE. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING A GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

QUASAR DISTRIBUTORS, LLC, DISTRIBUTOR 10/05


4
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PERFORMANCE SUMMARIES
FOR YEAR ENDED AUGUST 31, 2005

PURISIMA TOTAL RETURN FUND
GROWTH OF $10,000.
PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX $10,000 INVESTED FROM INCEPTION ON 10/31/96 TO 8/31/05*

 [The following table was represented as a line graph in the printed material.]

                                     TOTAL     MSCI WORLD
                                    RETURN        INDEX

                      31-Oct-96     10,000       10,000
                      28-Feb-97     10,480       10,629
                      31-Aug-97     11,870       11,693
                      28-Feb-98     13,576       13,190
                      31-Aug-98     12,494       12,130
                      28-Feb-99     16,305       14,866
                      31-Aug-99     17,498       16,141
                      29-Feb-00     19,198       17,651
                      31-Aug-00     19,709       18,258
                      28-Feb-01     18,970       15,135
                      31-Aug-01     19,448       13,611
                      28-Feb-02     19,594       12,952
                      31-Aug-02     16,196       11,273
                      28-Feb-03     14,376       10,286
                      31-Aug-03     17,851       12,504
                      29-Feb-04     20,601       14,847
                      31-Aug-04     19,407       14,455
                      28-Feb-05     21,946       16,628
                      31-Aug-05     22,357       17,073

PURISIMA TOTAL RETURN FUND

ONE-YEAR
  Average Annual Total Return(2)**        15.20%
FIVE-YEAR
  Average Annual Total Return(2)**         2.55%
SINCE INCEPTION (10/28/96)
  Cumulative Total Return(1)**           123.57%
  Average Annual Total Return(2)**         9.52%

MSCI WORLD INDEX*

ONE-YEAR
  Average Annual Total Return(2)**        18.11%
FIVE-YEAR
  Average Annual Total Return(2)**        (1.33%)
SINCE INCEPTION (10/28/96)
  Cumulative Total Return(1)**            70.73%
  Average Annual Total Return(2)**         6.23%

Please note past performance is not predictive of future results. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1 Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2 Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The MSCI World is obtained from Morgan Stanley. It is an unmanaged global stock index comprised of various world stock markets, including the U.S. The total return of a Fund's $10,000 investment includes all expenses. month-end inception was 10/31/96 with actual inception on 10/28/96.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


                                                                               5
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PERFORMANCE SUMMARIES
FOR YEAR ENDED AUGUST 31, 2005

PURISIMA PURE AMERICAN FUND
GROWTH OF $10,000.
PURE AMERICAN FUND CUMULATIVE TOTAL RETURN VERSUS S&P 500 INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/05*

 [The following table was represented as a line chart in the printed material.]

                                       PURE       S&P 500
                                     AMERICAN      INDEX

                        28-Feb-99     12,630       12,242
                        31-Aug-99     13,000       13,137
                        29-Feb-00     12,333       13,677
                        31-Aug-00     13,493       15,282
                        28-Feb-01     13,774       12,557
                        31-Aug-01     13,757       11,556
                        28-Feb-02     14,118       11,363
                        31-Aug-02     11,844        9,476
                        28-Feb-03     10,635        8,786
                        31-Aug-03     12,899       10,621
                        29-Feb-04     14,492       12,171
                        31-Aug-04     13,864       11,837
                        28-Feb-05     15,478       13,018
                        31-Aug-05     15,715       13,322

PURISIMA PURE AMERICAN FUND

ONE-YEAR
  Average Annual Total Return(2)**        13.35%
FIVE-YEAR
  Average Annual Total Return(2)**         3.10%
SINCE INCEPTION (9/30/98)
  Cumulative Total Return(1)**            57.15%
  Average Annual Total Return(2)**         6.74%

S&P 500 INDEX*

ONE-YEAR
  Average Annual Total Return(2)**        12.55%
FIVE-YEAR
  Average Annual Total Return(2)**        (2.71%)
SINCE INCEPTION (9/30/98)
  Cumulative Total Return(1)**            33.22%
  Average Annual Total Return(2)**         4.23%

Please note past performance is not predictive of future results. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1 Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2 Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The S&P 500 is obtained from Standard & Poors Corp. It is an unmanaged stock index that measures the performance of 500 large cap companies traded in the U.S. The total return of a $10,000 investment in Purisima includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


6
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PERFORMANCE SUMMARIES
FOR YEAR ENDED AUGUST 31, 2005

PURISIMA PURE FOREIGN FUND
GROWTH OF $10,000.
PURE FOREIGN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI EAFE FOREIGN INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/05*

 [The following table was represented as a line chart in the printed material.]

                                     PURE      MSCI EAFE
                                   FOREIGN       INDEX

                      28-Feb-99     11,750       11,742
                      31-Aug-99     13,520       12,963
                      29-Feb-00     17,290       14,732
                      31-Aug-00     17,311       14,204
                      28-Feb-01     16,428       12,170
                      31-Aug-01     17,233       10,722
                      28-Feb-02     17,528        9,829
                      31-Aug-02     15,313        9,119
                      28-Feb-03     13,621        8,113
                      31-Aug-03     16,990        9,951
                      29-Feb-04     20,917       12,459
                      31-Aug-04     20,193       12,201
                      28-Feb-05     24,240       14,786
                      31-Aug-05     24,913       15,081

PURISIMA PURE FOREIGN FUND

ONE-YEAR
  Average Annual Total Return(2)**        23.38%
FIVE-YEAR
  Average Annual Total Return(2)**         7.55%
SINCE INCEPTION (9/30/98)
  Cumulative Total Return(1)**           149.13%
  Average Annual Total Return(2)**        14.09%

MSCI EAFE INDEX*

ONE-YEAR
  Average Annual Total Return(2)**        23.60%
FIVE-YEAR
  Average Annual Total Return(2)**         1.21%
SINCE INCEPTION (9/30/98)
  Cumulative Total Return(1)**            50.81%
  Average Annual Total Return(2)**         6.11%

Please note past performance is not predictive of future results. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1 Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2 Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The MSCI EAFE Index is obtained from Morgan Stanley. It is an unmanaged stock index that measures the performance of selected stock markets outside the U.S. The total return of a $10,000 investment includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.
** The Total Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


                                                                               7
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SECTOR BREAKDOWN(1)

                           PURISIMA TOTAL RETURN FUND
                    ---------------------------------------
                    Basic Materials                    2.4%
                    Communications                     7.3%
                    Consumer, Cyclical                 7.9%
                    Consumer, Non-cyclical             7.3%
                    Energy                            15.4%
                    Financial                         27.6%
                    Industrial                        17.0%
                    Technology                        12.6%
                    Utilities                          2.2%
                    Short-Term Investment              0.3%
                    Total                            100.0%
                    ---------------------------------------

                           PURISIMA PURE AMERICAN FUND
                    ---------------------------------------
                    Communications                    10.9%
                    Consumer, Cyclical                 7.0%
                    Consumer, Non-cyclical            14.1%
                    Energy                            16.8%
                    Financial                         21.5%
                    Industrial                        12.4%
                    Technology                        16.7%
                    Short-Term Investment              0.6%
                    Total                            100.0%
                    ---------------------------------------

                           PURISIMA PURE FOREIGN FUND
                    ---------------------------------------
                    Basic Materials                    4.0%
                    Communications                     7.6%
                    Consumer, Cyclical                13.3%
                    Consumer, Non-cyclical             8.3%
                    Energy                            14.1%
                    Financial                         31.9%
                    Industrial                        15.1%
                    Technology                         5.7%
                    Total                            100.0%
                    ---------------------------------------

1     % of Total Investments as of August 31, 2005.


8
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IMPORTANT INFORMATION

The following disclosure provides important information regarding the Funds' Expense Example. Please refer to this information when reviewing the Expense Example for the Funds.

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Total Return Fund only); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                               9
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EXPENSE EXAMPLE (UNAUDITED)

                                     ACTUAL           HYPOTHETICAL PERFORMANCE
PURISIMA TOTAL RETURN FUND        PERFORMANCE       (5% RETURN BEFORE EXPENSES)
-------------------------------------------------------------------------------
Beginning Account
      Value (03/01/05)             $1,000.00                 $1,000.00
Ending Account
      Value (08/31/05)             $1,018.70                 $1,017.80
Expenses Paid
      During Period(1)             $    7.48                 $    7.48
-------------------------------------------------------------------------------

                                     ACTUAL           HYPOTHETICAL PERFORMANCE
PURISIMA PURE AMERICAN FUND       PERFORMANCE       (5% RETURN BEFORE EXPENSES)
-------------------------------------------------------------------------------
Beginning Account
      Value (03/01/05)             $1,000.00                 $1,000.00
Ending Account
      Value (08/31/05)             $1,015.30                 $1,017.64
Expenses Paid
      During Period(1)             $    7.62                 $    7.63
-------------------------------------------------------------------------------

                                     ACTUAL           HYPOTHETICAL PERFORMANCE
PURISIMA PURE FOREIGN FUND        PERFORMANCE       (5% RETURN BEFORE EXPENSES)
-------------------------------------------------------------------------------
Beginning Account
      Value (03/01/05)             $1,000.00                 $1,000.00
Ending Account
      Value (08/31/05)             $1,027.80                 $1,017.64
Expenses Paid
      During Period(1)             $    7.67                 $    7.63
-------------------------------------------------------------------------------

----------
1 Expenses are equal to the Funds' expense ratio for the six month period of 1.47% for the Total Return Fund and 1.50% for the Pure American Fund and Pure Foreign Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).


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PURISIMA TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.7%

AEROSPACE & DEFENSE: 4.0%
   136,200    Honeywell International, Inc.                        $  5,213,736
    49,600    Lockheed Martin Corp.                                   3,087,104
    95,000    United Technologies Corp.                               4,750,000
                                                                   ------------
                                                                     13,050,840
                                                                   ------------
AIR FREIGHT & LOGISTICS: 1.4%
    53,400    FedEx Corp.                                             4,348,896
                                                                   ------------
AIR TRANSPORTATION, SCHEDULED: 0.6%
   134,500    Japan Airlines Corp. - ADR                              1,881,924
                                                                   ------------
AUTOMOBILES: 1.6%
   246,000    Nissan Motor Co., Ltd. - ADR                            5,188,140
                                                                   ------------
CAPITAL MARKETS: 9.1%
   158,500    Credit Suisse Group - ADR                               6,913,770
    43,600    Goldman Sachs Group, Inc.                               4,847,448
    67,600    Lehman Brothers Holdings, Inc.                          7,142,616
    68,900    Morgan Stanley Dean Witter & Co.                        3,504,943
   234,000    Nomura Holdings, Inc. - ADR                             3,219,840
    48,600    UBS AG                                                  3,990,060
                                                                   ------------
                                                                     29,618,677
                                                                   ------------
CHEMICALS: 1.6%
    74,600    BASF AG - ADR                                           5,262,284
                                                                   ------------
COMMERCIAL BANKS: 9.5%
   437,100    Banco Santander Central Hispano S.A. - ADR              5,389,443
   100,700    Barclays Plc - ADR                                      4,058,210
    39,500    Comerica, Inc.                                          2,389,355
    63,000    HSBC Holdings Plc - ADR                                 5,092,920
   425,600    Mitsubishi Tokyo Financial Group, Inc. - ADR            4,404,960
    38,100    SunTrust Banks, Inc.                                    2,677,668
    79,800    Wachovia Corp.                                          3,959,676
   374,000    Sumitomo Mitsui Financial Group, Inc. - ADR             3,035,496
                                                                   ------------
                                                                     31,007,728
                                                                   ------------
COMMUNICATIONS EQUIPMENT: 1.3%
   243,900    Cisco Systems, Inc.*                                    4,297,518
                                                                   ------------


                             See accompanying Notes to Financial Statements.  11
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SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS: 4.3%
   116,700    Dell Computer Corp.*                                 $  4,154,520
   343,400    EMC Corp.*                                              4,416,124
    66,800    International Business Machines Corp.                   5,385,416
                                                                   ------------
                                                                     13,956,060
                                                                   ------------
CONCRETE PRODUCTS, EXCEPT BLOCK AND BRICK: 1.5%
   208,500    Lafarge S.A. - ADR                                      4,895,580
                                                                   ------------
CONSTRUCTION MACHINERY AND EQUIPMENT: 0.9%
    62,900    Komatsu, Ltd. - ADR                                     2,773,292
                                                                   ------------
CONSUMER FINANCE: 2.4%
    72,000    American Express Co.                                    3,977,280
    47,700    ORIX Corp. - ADR                                        3,935,250
                                                                   ------------
                                                                      7,912,530
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES: 1.1%
   123,771    ING Groep N.V. - ADR                                    3,616,588
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES: 2.1%
    59,700    Alltel Corp.                                            3,700,803
    61,256    Telefonica S.A. - ADR                                   3,049,324
                                                                   ------------
                                                                      6,750,127
                                                                   ------------
ELECTRONIC COMPUTERS: 1.5%
    79,800    Hitachi, Ltd. - ADR                                     4,912,488
                                                                   ------------
ENERGY EQUIPMENT & SERVICES: 4.1%
   124,900    Baker Hughes, Inc.                                      7,337,875
   101,600    Transocean Sedco Forex, Inc.*                           5,998,464
                                                                   ------------
                                                                     13,336,339
                                                                   ------------
HOUSEHOLD DURABLES: 2.0%
   240,700    Matsushita Electric Industrial Co., Ltd. - ADR          4,221,878
    66,200    Sony Corp. - ADR                                        2,225,644
                                                                   ------------
                                                                      6,447,522
                                                                   ------------
HOUSEHOLD PRODUCTS: 1.9%
    54,700    Kimberly-Clark Corp.                                    3,408,904
    49,200    Procter & Gamble Co.                                    2,729,616
                                                                   ------------
                                                                      6,138,520
                                                                   ------------
INDUSTRIAL CONGLOMERATES: 3.0%
    71,700    General Electric Co.                                    2,409,837
    42,800    Siemens AG - ADR                                        3,274,200
   146,400    Tyco International, Ltd.                                4,074,312
                                                                   ------------
                                                                      9,758,349
                                                                   ------------
INSURANCE: 4.3%
    88,900    Allstate Corp.                                          4,997,069
    81,544    American International Group, Inc.                      4,827,405
   159,600    Axa S.A. - ADR                                          4,261,320
                                                                   ------------
                                                                     14,085,794
                                                                   ------------


12  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
MACHINERY: 4.8%
   172,200    Caterpillar, Inc.                                    $  9,555,378
    55,200    Illinois Tool Works, Inc.                               4,652,256
    45,600    Kubota Corp. - ADR                                      1,420,440
                                                                   ------------
                                                                     15,628,074
                                                                   ------------
MEDIA: 2.8%
   222,100    Time Warner, Inc.                                       3,980,032
   201,900    Walt Disney Co.                                         5,085,861
                                                                   ------------
                                                                      9,065,893
                                                                   ------------
METALS SERVICE CENTERS AND OFFICES: 0.8%
    11,900    Mitsui & Co., Ltd. - ADR                                2,469,488
                                                                   ------------
MOTOR VEHICLES AND PASSENGER CAR BODIES: 0.5%
    38,100    Fuji Heavy Industries, Ltd. - ADR                       1,648,995
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER: 0.8%
    93,400    Duke Energy Corp.                                       2,707,666
                                                                   ------------
NATIONAL COMMERCIAL BANKS: 1.1%
   126,996    Sanpaolo IMI SpA - ADR                                  3,658,755
                                                                   ------------
OIL & GAS: 11.3%
    72,500    Anadarko Petroleum Corp.                                6,588,075
    63,300    Chevron Corp.                                           3,886,620
    93,400    ConocoPhillips                                          6,158,796
    63,600    Occidental Petroleum Corp.                              5,280,708
   114,600    Royal Dutch Shell Plc - ADR                             7,444,416
    56,857    Total S.A. - ADR                                        7,496,027
                                                                   ------------
                                                                     36,854,642
                                                                   ------------
PAPER & FOREST PRODUCTS: 0.7%
    77,600    International Paper Co.                                 2,393,960
                                                                   ------------
PETROLEUM REFINING: 1.4%
   141,600    E.ON AG - ADR                                           4,517,040
                                                                   ------------
PHARMACEUTICALS: 5.4%
    81,500    AstraZeneca Plc - ADR                                   3,758,780
    90,400    GlaxoSmithKline Plc - ADR                               4,404,288
    57,100    Johnson & Johnson                                       3,619,569
    42,200    Merck & Co., Inc.                                       1,191,306
   107,280    Sanofi-Aventis - ADR                                    4,587,293
                                                                   ------------
                                                                     17,561,236
                                                                   ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT: 4.6%
   167,400    Intel Corp.                                             4,305,528
   111,200    KLA-Tencor Corp.                                        5,644,512
   156,900    Texas Instruments, Inc.                                 5,127,492
                                                                   ------------
                                                                     15,077,532
                                                                   ------------


                             See accompanying Notes to Financial Statements.  13

LOGO----------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
SOFTWARE: 3.7%
   196,400    Microsoft Corp.                                      $  5,381,360
   324,200    Oracle Corp.*                                           4,204,874
   308,000    Siebel Systems, Inc.                                    2,541,000
                                                                   ------------
                                                                     12,127,234
                                                                   ------------
SPECIALTY RETAIL: 2.5%
   175,000    Gap, Inc.                                               3,326,750
    72,400    Lowe's Companies, Inc.                                  4,656,044
                                                                   ------------
                                                                      7,982,794
                                                                   ------------
TELEPHONE COMMUNICATIONS: 1.1%
    92,000    BT Group Plc - ADR                                      3,598,120
                                                                   ------------
TOTAL COMMON STOCKS
(cost $263,285,670)                                                $324,530,625
                                                                   ------------
SHORT-TERM INVESTMENT: 0.3%
   930,290    SEI Daily Income Trust Government Fund               $    930,290
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $930,290)                                                         930,290
                                                                   ------------
TOTAL INVESTMENTS
(cost $264,215,960): 100.0%                                         325,460,915
Liabilities in Excess of Other Assets: 0.0%                             (36,744)
                                                                   ------------
NET ASSETS: 100.0%                                                 $325,424,171
                                                                   ============

----------
ADR - American depositary receipt.
* Non-income producing security.


14  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA PURE AMERICAN FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.3%

AEROSPACE & DEFENSE: 4.3%
     1,300    Honeywell International, Inc.                        $     49,764
       300    Lockheed Martin Corp.                                      18,672
       725    Northrop Grumman Corp.                                     40,665
                                                                   ------------
                                                                        109,101
                                                                   ------------
AIR FREIGHT & LOGISTICS: 1.1%
       350    FedEx Corp.                                                28,504
                                                                   ------------
BEVERAGES: 1.3%
       750    Coca-Cola Co.(The)                                         33,000
                                                                   ------------
CAPITAL MARKETS: 9.2%
       350    Goldman Sachs Group, Inc.                                  38,913
       325    Lehman Brothers Holdings, Inc.                             34,340
       725    Merrill Lynch & Co, Inc.                                   41,441
     1,000    Morgan Stanley Dean Witter & Co.                           50,870
     1,050    T. Rowe Price Group, Inc.                                  66,150
                                                                   ------------
                                                                        231,714
                                                                   ------------
COMMERCIAL BANKS: 6.0%
     1,075    Bank of America Corp.                                      46,257
       725    Comerica, Inc.                                             43,855
       350    UnionBanCal Corp.                                          23,720
       750    Wachovia Corp.                                             37,215
                                                                   ------------
                                                                        151,047
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES: 1.3%
     1,600    Cendant Corp.                                              32,544
                                                                   ------------
COMMUNICATIONS EQUIPMENT: 4.8%
     2,475    Cisco Systems, Inc.*                                       43,609
     1,800    Motorola, Inc.                                             39,384
     1,000    Scientific-Atlanta, Inc.                                   38,260
                                                                   ------------
                                                                        121,253
                                                                   ------------
COMPUTERS & PERIPHERALS: 5.3%
     1,150    Dell Computer Corp.*                                       40,940
     3,200    EMC Corp.*                                                 41,152
       650    International Business Machines Corp.                      52,403
                                                                   ------------
                                                                        134,495
                                                                   ------------
CONSUMER FINANCE: 1.6%
       725    American Express Co.                                       40,049
                                                                   ------------


                             See accompanying Notes to Financial Statements.  15

LOGO----------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES: 1.5%
       891    Citigroup, Inc.                                      $     38,999
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES: 1.2%
     1,175    BellSouth Corp.                                            30,891
                                                                   ------------
ENERGY EQUIPMENT & SERVICES: 6.2%
       825    BJ Services Co.                                            52,041
     1,100    ENSCO International, Inc.                                  44,946
     1,000    Transocean, Inc.*                                          59,040
                                                                   ------------
                                                                        156,027
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES: 1.9%
       825    Medtronic, Inc.                                            47,025
                                                                   ------------
HOTELS RESTAURANTS & LEISURE: 2.1%
     1,675    McDonald's Corp.                                           54,354
                                                                   ------------
HOUSEHOLD PRODUCTS: 2.8%
       725    Clorox Co.(The)                                            41,738
       525    Procter & Gamble Co.                                       29,127
                                                                   ------------
                                                                         70,865
                                                                   ------------
INDUSTRIAL CONGLOMERATES: 3.9%
       525    3M Co.                                                     37,354
       950    General Electric Co.                                       31,929
     1,100    Tyco International, Ltd.                                   30,613
                                                                   ------------
                                                                         99,896
                                                                   ------------
INSURANCE: 3.2%
       412    American International Group, Inc.                         24,390
         9    Berkshire Hathaway, Inc.*                                  24,984
       600    Safeco Corp.                                               31,284
                                                                   ------------
                                                                         80,658
                                                                   ------------
MACHINERY: 1.8%
       800    Caterpillar, Inc.                                          44,392
                                                                   ------------
MEDIA: 3.4%
     2,000    Time Warner, Inc.                                          35,840
     1,950    Walt Disney Co.                                            49,120
                                                                   ------------
                                                                         84,960
                                                                   ------------
MULTILINE RETAIL: 1.4%
       500    Federated Department Stores                                34,490
                                                                   ------------
OIL & GAS: 10.6%
       975    Burlington Resources, Inc.                                 71,945
       800    Chevron Corp.                                              49,120
     1,200    ConocoPhillips                                             79,128
     1,125    Exxon Mobil Corp.                                          67,388
                                                                   ------------
                                                                        267,581
                                                                   ------------


16  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS: 6.8%
       750    Eli Lilly & Co.                                      $     41,265
       600    Johnson & Johnson                                          38,034
     1,150    Merck & Co., Inc.                                          32,464
       700    Pfizer, Inc.                                               17,829
       950    Wyeth                                                      43,501
                                                                   ------------
                                                                        173,093
                                                                   ------------
ROAD & RAIL: 1.2%
       578    Burlington Northern Santa Fe Corp.                         30,646
                                                                   ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT: 6.6%
     2,200    Applied Materials, Inc.                                    40,282
     1,900    Intel Corp.                                                48,868
       475    KLA-Tencor Corp.                                           24,111
     1,650    Texas Instruments, Inc.                                    53,922
                                                                   ------------
                                                                        167,183
                                                                   ------------
SOFTWARE: 6.3%
     1,950    Microsoft Corp.                                            53,430
     3,550    Oracle Corp.*                                              46,043
     2,500    Siebel Systems, Inc.                                       20,625
     1,824    Symantec Corp.*                                            38,268
                                                                   ------------
                                                                        158,366
                                                                   ------------
SPECIALTY RETAIL: 2.3%
       950    Limited Brands                                             20,881
     1,650    Staples, Inc.                                              36,234
                                                                   ------------
                                                                         57,115
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS: 1.2%
       400    Nike, Inc.                                                 31,564
                                                                   ------------
TOTAL COMMON STOCKS
(cost $2,151,901)                                                  $  2,509,812
                                                                   ------------
SHORT-TERM INVESTMENT: 0.6%
    16,167    SEI Daily Income Trust Government Fund                     16,167
TOTAL SHORT-TERM INVESTMENTS
(cost $16,167)                                                     $     16,167
                                                                   ------------
TOTAL INVESTMENTS
(cost $2,168,068): 99.9%                                              2,525,979
Other Assets in Excess of Liabilities: 0.1%                               1,948
                                                                   ------------
NET ASSETS: 100.0%                                                 $  2,527,927
                                                                   ============

----------
* Non-income producing security.


                             See accompanying Notes to Financial Statements.  17

LOGO----------------------------------------------------------------------------

PURISIMA PURE FOREIGN FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.3%

AUSTRALIA: 4.7%
     2,125    BHP Billiton, Ltd. - ADR                             $     66,534
     1,200    Coles Myer, Ltd. - ADR                                     71,400
       450    National Australia Bank, Ltd. - ADR                        53,280
                                                                   ------------
                                                                        191,214
                                                                   ------------
FRANCE: 10.6%
     4,150    Axa S.A. - ADR                                            110,805
       950    Dassault Systemes S.A. - ADR                               46,598
     3,300    Groupe Danone - ADR                                        70,290
     1,100    Publicis Groupe - ADR                                      36,586
     1,340    Sanofi-Aventis - ADR                                       57,298
       797    Total S.A. - ADR                                          105,076
                                                                   ------------
                                                                        426,653
                                                                   ------------
GERMANY: 8.9%
       600    BASF AG - ADR                                              42,324
     1,950    Bayerische Hypo-und Vereinsbank AG -  ADR *                55,111
       675    DaimlerChrysler AG                                         34,884
     1,950    Deutsche Telekom AG - ADR                                  37,206
     3,200    Infineon Technologies AG - ADR *                           30,080
     1,975    SAP AG - ADR                                               84,273
       950    Siemens AG - ADR                                           72,675
                                                                   ------------
                                                                        356,553
                                                                   ------------
HONG KONG: 1.7%
     3,200    China Mobile Hong Kong, Ltd. - ADR                         69,920
                                                                   ------------
ITALY: 4.6%
       600    ENI SpA - ADR                                              88,950
     2,281    Sanpaolo IMI SpA - ADR                                     65,716
       965    Telecom Italia SpA - ADR                                   30,552
                                                                   ------------
                                                                        185,218
                                                                   ------------
JAPAN: 31.5%
     1,350    Canon, Inc. - ADR                                          68,377
       375    Fuji Heavy Industries, Ltd. - ADR                          16,230
     1,425    Hitachi, Ltd. - ADR                                        87,723
     1,300    Japan Airlines Corp. - ADR                                 18,190
     3,500    Komatsu, Ltd. - ADR                                       154,317
     3,400    Kubota Corp. - ADR                                        105,910
       875    Kyocera Corp. - ADR                                        61,031
     1,000    Makita Corp. - ADR                                         19,820


18  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
     5,500    Matsushita Electric Industrial Co., Ltd. - ADR       $     96,470
     1,150    Millea Holdings, Inc. - ADR                                84,065
     5,600    Mitsubishi Tokyo Financial Group, Inc. - ADR               57,960
       160    Mitsui & Co., Ltd. - ADR                                   33,203
    11,500    NEC Corp. - ADR                                            61,985
     3,200    Nissan Motor Co., Ltd. - ADR                               67,488
     5,550    Nomura Holdings, Inc. - ADR                                76,368
     1,125    ORIX Corp. - ADR                                           92,812
     2,275    Sony Corp. - ADR                                           76,486
    11,100    Sumitomo Mitsui Financial Group, Inc. - ADR                90,091
                                                                   ------------
                                                                      1,268,526
                                                                   ------------
NETHERLANDS: 7.3%
     3,470    ABN AMRO Holding N.V. - ADR                                83,801
     2,156    ING Groep N.V. - ADR                                       62,998
     1,700    Royal Dutch Shell Plc - ADR                               110,432
     1,500    Tnt N.V. - ADR                                             38,790
                                                                   ------------
                                                                        296,021
                                                                   ------------
NORWAY: 2.3%
       850    Norsk Hydro A/S - ADR                                      91,256
                                                                   ------------
PORTUGAL: 0.9%
     3,632    Portugal Telecom S.A. - ADR                                34,613
                                                                   ------------
SPAIN: 6.4%
     4,500    Banco Bilbao Vizcaya Argentaria S.A. - ADR                 75,240
     4,975    Banco Santander Central Hispano S.A. - ADR                 61,342
     2,300    Repsol YPF S.A. - ADR                                      67,988
     1,083    Telefonica S.A. - ADR                                      53,911
                                                                   ------------
                                                                        258,481
                                                                   ------------
SWEDEN: 2.9%
     2,750    Volvo AB - ADR                                            118,498
                                                                   ------------
SWITZERLAND: 4.9%
     1,250    Novartis AG - ADR                                          60,937
     1,675    UBS AG                                                    137,518
                                                                   ------------
                                                                        198,455
                                                                   ------------


                             See accompanying Notes to Financial Statements.  19

LOGO----------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM: 12.6%
       700    AstraZeneca Plc - ADR                                $     32,284
     2,150    Barclays Plc - ADR                                         86,645
     1,500    BP Plc ADR - ADR                                          102,570
     1,025    BT Group Plc - ADR                                         40,088
     1,750    Cadbury Schweppes Plc - ADR                                69,790
       850    GlaxoSmithKline Plc - ADR                                  41,412
     1,025    HSBC Holdings Plc - ADR                                    82,861
       350    Rio Tinto Plc - ADR                                        50,102
                                                                   ------------
                                                                        505,752
                                                                   ------------
TOTAL COMMON STOCKS
(cost $3,220,534)                                                  $  4,001,160
                                                                   ------------
TOTAL INVESTMENTS
(cost $3,220,534): 99.3%                                              4,001,160
Other Assets in Excess of Liabilities: 0.7%                              27,550
                                                                   ------------
NET ASSETS: 100.0%                                                 $  4,028,710
                                                                   ============

----------
ADR - American depositary receipt.
* Non-income producing security.


20  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA PURE FOREIGN FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
AUGUST 31, 2005


             INDUSTRY                               % OF NET ASSETS
             ------------------------------------------------------
             Advertising Agencies                              0.9%
             Air Freight & Logistics                           1.0%
             Air Transportation                                0.5%
             Automobiles                                       5.8%
             Capital Markets                                   5.3%
             Chemicals                                         1.0%
             Commercial Banks                                 17.7%
             Computers & Peripherals                           3.7%
             Finance                                           3.9%
             Electronics                                       3.2%
             Food Products                                     3.5%
             Household Durables                                4.8%
             Industrial Conglomerates                          1.8%
             Insurance                                         4.9%
             Machinery                                         6.4%
             Metals & Mining                                   3.7%
             Oil & Gas                                        14.0%
             Pharmaceuticals                                   4.7%
             Retailing                                         1.8%
             Semiconductor & Equipment                         0.8%
             Software                                          3.2%
             Telecommunication                                 5.0%
             Wireless Telecommunication Services               1.7%
                                                        ----------
             TOTAL COMMON STOCKS                              99.3%
                                                        ----------
             TOTAL INVESTMENTS                                99.3%
             Other Assets in Excess of Liabilities             0.7%
                                                        ----------
             NET ASSETS                                      100.0%
                                                        ==========


                             See accompanying Notes to Financial Statements.  21

LOGO----------------------------------------------------------------------------

PURISIMA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2005

                                                       TOTAL             PURE             PURE
                                                       RETURN          AMERICAN         FOREIGN
                                                        FUND             FUND             FUND
                                                    ------------     ------------     ------------
ASSETS
  Investments in securities, at cost                $264,215,960     $  2,168,068     $  3,220,534
                                                    ============     ============     ============
  Investments in securities, at value               $325,460,915     $  2,525,979     $  4,001,160
  Receivables:
    Securities sold                                           --               --          184,795
    Dividends and interest                               717,373            5,169            9,085
    Fund shares sold                                      80,670               --               --
  Other assets                                            16,636               --               --
                                                    ------------     ------------     ------------
    Total Assets                                     326,275,594        2,531,148        4,195,040
                                                    ------------     ------------     ------------
LIABILITIES
  Cash overdraft                                              --               --          113,137
  Payables for securities purchased                           --               --           47,828
  Payables for fund shares redeemed                      237,350               --               --
  Accrued advisory fees (Note 3)                         317,281            3,221            5,365
  Accrued distribution fees (Note 4)                     188,006               --               --
  Accrued administration fees (Note 3)                    22,403               --               --
  Accrued transfer agent fees                             23,763               --               --
  Other accrued expenses                                  62,620               --               --
                                                    ------------     ------------     ------------
    Total Liabilities                                    851,423            3,221          166,330
                                                    ------------     ------------     ------------
NET ASSETS                                          $325,424,171     $  2,527,927     $  4,028,710
                                                    ============     ============     ============
Number of shares issued and outstanding
  (unlimited shares authorized, $0.01 par value)      17,099,135          190,733          205,577
                                                    ============     ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                   $      19.03     $      13.25     $      19.60
                                                    ============     ============     ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                   $ 275,910,88     $  2,301,616     $  3,250,666
  Accumulated net investment income                    1,644,143            9,380            8,742
  Accumulated net realized loss on investments       (13,375,809)        (140,980)         (11,324)
  Net unrealized appreciation on investments          61,244,955          357,911          780,626
                                                    ------------     ------------     ------------
    Net assets                                      $325,424,171     $  2,527,927     $  4,028,710
                                                    ============     ============     ============


22  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2005

                                                       TOTAL             PURE             PURE
                                                       RETURN          AMERICAN         FOREIGN
                                                        FUND             FUND             FUND
                                                    ------------     ------------     ------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld of
      $448,347, $0, and $12,881, respectively)      $  6,346,856     $     47,169     $     97,185
    Interest & other income                               23,202              353              795
                                                    ------------     ------------     ------------
      Total income                                     6,370,058           47,522           97,980
                                                    ------------     ------------     ------------
  Expenses
    Advisory fees                                      3,179,697           38,142           60,632
    Distribution fees                                    711,036               --               --
    Administration fees                                  256,838               --               --
    Transfer agent fees                                  151,021               --               --
    Fund accounting fees                                  89,265               --               --
    Custody fees                                          65,363               --               --
    Insurance expense                                     74,191               --               --
    Reports to shareholders                               33,509               --               --
    Registration fees                                     30,045               --               --
    Audit fees                                            18,998               --               --
    Legal fees                                            14,848               --               --
    Trustee fees                                           3,333               --               --
    Miscellaneous                                          1,501               --               --
                                                    ------------     ------------     ------------
      Total expenses                                   4,629,645           38,142           60,632
      Add: expenses recouped by Adviser (Note 3)          95,776               --               --
                                                    ------------     ------------     ------------
      Net expenses                                     4,725,421           38,142           60,632
                                                    ------------     ------------     ------------
        NET INVESTMENT INCOME                          1,644,637            9,380           37,348
                                                    ------------     ------------     ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments           (1,118,029)          89,182          271,919
    Change in net unrealized appreciation
      on investments                                  44,278,128          222,483          496,889
                                                    ------------     ------------     ------------
      Net gain on investments                         43,160,099          311,665          768,808
                                                    ------------     ------------     ------------
        NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $ 44,804,736     $    321,045     $    806,156
                                                    ============     ============     ============


                             See accompanying Notes to Financial Statements.  23

LOGO----------------------------------------------------------------------------

PURISIMA FUNDS
STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND

                                                               YEAR ENDED         YEAR ENDED
                                                            AUGUST 31, 2005    AUGUST 31, 2004
                                                            ---------------    ---------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                      $   1,644,637      $   1,193,740
  Net realized gain (loss) on investments                       (1,118,029)         1,326,029
  Change in net unrealized appreciation on investments          44,278,128         18,232,293
                                                             -------------      -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        44,804,736         20,752,062
                                                             -------------      -------------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                    (1,194,234)        (1,073,580)
                                                             -------------      -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (1,194,234)        (1,073,580)
                                                             -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
    from net change in outstanding shares (a)                  (16,808,549)        34,807,495
                                                             -------------      -------------
      TOTAL INCREASE IN NET ASSETS                              26,801,953         54,485,977
                                                             -------------      -------------
NET ASSETS
  Beginning of year                                            298,622,218        244,136,241
                                                             -------------      -------------
  END OF YEAR                                                $ 325,424,171      $ 298,622,218
                                                             -------------      -------------
Undistributed net investment income                          $   1,644,143      $   1,196,897
                                                             =============      =============

(a) A summary of capital share transactions is as follows:

                                            YEAR ENDED                      YEAR ENDED
                                         AUGUST 31, 2005                 AUGUST 31, 2004
                                   --------------------------      --------------------------
                                     SHARES          VALUE           SHARES          VALUE
                                   ----------    ------------      ----------    ------------
Shares sold                         2,859,161    $ 51,815,699       5,098,409    $ 85,836,402
Shares issued on reinvestment
  of distributions                     63,323       1,149,948          62,124       1,035,611
Shares redeemed                    (3,834,905)    (69,774,196)     (3,094,870)    (52,064,518)
                                   ----------    ------------      ----------    ------------
Net increase (decrease)              (912,421)   $(16,808,549)      2,065,663    $ 34,807,495
                                   ==========    ============      ==========    ============


24  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA FUNDS
STATEMENT OF CHANGES IN NET ASSETS
PURE AMERICAN FUND

                                                             YEAR ENDED       YEAR ENDED
                                                             AUGUST 31,       AUGUST 31,
                                                                2005             2004
DECREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                     $      9,380     $      4,631
  Net realized gain on investments                                89,182            4,726
  Change in net unrealized appreciation on investments           222,483          217,852
                                                            ------------     ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         321,045          227,209
                                                            ------------     ------------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                      (4,632)         (12,757)
                                                            ------------     ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (4,632)         (12,757)
                                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a)                        (360,501)        (461,116)
                                                            ------------     ------------
      TOTAL DECREASE IN NET ASSETS                               (44,088)        (246,664)
                                                            ------------     ------------
NET ASSETS
  Beginning of year                                            2,572,015        2,818,679
                                                            ------------     ------------
  END OF YEAR                                               $  2,527,927     $  2,572,015
                                                            ============     ============
Undistributed net investment income                         $      9,380     $      4,632
                                                            ============     ============

(a) A summary of capital share transactions is as follows:

                                            YEAR ENDED                    YEAR ENDED
                                         AUGUST 31, 2005               AUGUST 31, 2004
                                      ----------------------        ----------------------
                                       SHARES        VALUE           SHARES        VALUE
                                      -------     ----------        -------     ----------
Shares sold                             9,540     $  124,216         22,297     $  257,872
Shares issued on reinvestment
  of distributions                        358          4,631          1,094         12,756
Shares redeemed                       (38,782)      (489,348)       (61,309)      (731,744)
                                      -------     ----------        -------     ----------
Net decrease                          (28,884)    $ (360,501)       (37,918)    $ (461,116)
                                      =======     ==========        =======     ==========


                             See accompanying Notes to Financial Statements.  25

LOGO----------------------------------------------------------------------------

PURISIMA FUNDS
STATEMENT OF CHANGES IN NET ASSETS
PURE FOREIGN FUND

                                                             YEAR ENDED      YEAR ENDED
                                                             AUGUST 31,      AUGUST 31,
                                                                2005            2004
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                     $    37,348     $    66,706
  Net realized gain on investments                              271,919          82,432
  Change in net unrealized appreciation on investments          496,889         312,226
                                                            -----------     -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        806,156         461,364
                                                            -----------     -----------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                    (70,647)        (79,025)
                                                            -----------     -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (70,647)        (79,025)
                                                            -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived from
    net change in outstanding shares (a)                       (108,421)        293,757
                                                            -----------     -----------
      TOTAL INCREASE IN NET ASSETS                              627,088         676,096
                                                            -----------     -----------
NET ASSETS
  Beginning of year                                           3,401,622       2,725,526
                                                            -----------     -----------
  END OF YEAR                                               $ 4,028,710     $ 3,401,622
                                                            ===========     ===========
Undistributed net investment income                         $     8,742     $    42,041
                                                            ===========     ===========

(a) A summary of capital share transactions is as follows:

                                           YEAR ENDED                    YEAR ENDED
                                        AUGUST 31, 2005               AUGUST 31, 2004
                                    ----------------------        ----------------------
                                     SHARES        VALUE           SHARES        VALUE
                                    -------     ----------        -------     ----------
Shares sold                          29,478     $  538,043         36,377     $  591,470
Shares issued on reinvestment
  of distributions                    3,917         70,357          5,041         78,733
Shares redeemed                     (38,296)      (716,821)       (24,217)      (376,446)
                                    -------     ----------        -------     ----------
Net increase (decrease)              (4,901)    $ (108,421)        17,201     $  293,757
                                    =======     ==========        =======     ==========


26  See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA FUNDS FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                     TOTAL RETURN FUND
                                             -----------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                                             -----------------------------------------------------------------
                                               2005          2004          2003          2002           2001
Net asset value, beginning of year           $  16.58      $  15.31      $  14.06      $  18.73       $  19.65
                                             --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.10          0.07          0.07          0.09          0.31^
  Net realized and unrealized gain (loss)
    on investments                               2.42          1.27          1.34         (2.91)       (0.61)^
                                             --------      --------      --------      --------       --------
Total from investment operations                 2.52          1.34          1.41         (2.82)       (0.30)^
                                             --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
  From net investment income                    (0.07)        (0.07)        (0.05)        (0.19)            --
  From net realized gain                           --            --         (0.11)        (1.66)         (0.62)
                                             --------      --------      --------      --------       --------
Total distributions                             (0.07)        (0.07)        (0.16)        (1.85)         (0.62)
                                             --------      --------      --------      --------       --------
Net asset value, end of year                 $  19.03      $  16.58      $  15.31      $  14.06       $  18.73
                                             ========      ========      ========      ========       ========
Total return                                    15.20%         8.72%        10.22%       (16.72%)        (1.33%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)         $  325.4      $  298.6      $  244.1      $  181.6       $  122.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped                         1.46%         1.49%         1.56%         1.51%+         1.61%+
  After fees waived and expenses
    absorbed or recouped                         1.49%         1.50%         1.50%         1.50%+         1.50%+

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS #                        0.52%         0.42%         0.55%         1.03%          1.68%
Portfolio turnover rate                         16.68%        19.50%        12.57%        60.76%        105.90%

#     Net of fees
      waived/recouped.
^     Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.10% for 2002 and 0.05% for 2001. Otherwise, ratio of net expenses to average net assets would be 1.50% for 2002 and 2001.


                              See accompanying Notes to Financial Statements. 27

LOGO----------------------------------------------------------------------------

PURISIMA FUNDS
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                   PURE AMERICAN FUND
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                             -----------------------------------------------------------------
                                               2005          2004          2003          2002           2001
                                             --------      --------      --------      --------       --------
Net asset value, beginning of year           $  11.71      $  10.94      $  10.21      $  12.45       $  13.49
INCOME FROM INVESTMENT

OPERATIONS:
  Net investment income                          0.05          0.02          0.05          0.43          0.28^
  Net realized and unrealized gain (loss)
    on investments                               1.51          0.80          0.84         (2.07)       (0.02)^
                                             --------      --------      --------      --------       --------
Total from investment operations                 1.56          0.82          0.89         (1.64)         0.26^
                                             --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
  From net investment income                    (0.02)        (0.05)        (0.16)        (0.58)         (0.28)
  From net realized gain                           --            --            --         (0.02)         (1.02)
                                             --------      --------      --------      --------       --------
Total distributions                             (0.02)        (0.05)        (0.16)        (0.60)         (1.30)
                                             --------      --------      --------      --------       --------
Net asset value, end of year                 $  13.25      $  11.71      $  10.94      $  10.21       $  12.45
                                             ========      ========      ========      ========       ========
Total return                                    13.35%         7.49%         8.91%       (13.90%)(1)      1.96%(1)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)         $    2.5      $    2.6      $    2.8      $    2.6       $    4.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                             1.50%         1.50%         1.50%         1.56%+         1.58%+
  After fees waived                               n/a           n/a           n/a          1.19%+(1)      0.08%+(1)

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                          0.37%         0.16%         0.52%         1.35%          4.09%
Portfolio turnover rate                         28.79%        34.99%        31.47%        75.54%        265.29%

----------
^     Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.06% for 2002 and 0.08% for 2001. Otherwise, ratio of expenses (before fees waived) to average net assets would be 1.50% for 2002 and 2001.
1 The Adviser voluntarily waived all of its management fees for the period December 21, 2000 to December 1, 2001.


28   See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------LOGO

PURISIMA FUNDS
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                    PURE FOREIGN FUND
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                             -----------------------------------------------------------------
                                               2005          2004          2003          2002           2001
                                             --------      --------      --------      --------       --------
Net asset value, beginning of year           $  16.16      $  14.10      $  13.07      $  15.37       $  16.39
                                             --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.15          0.35          0.28          0.84           0.33^
  Net realized and unrealized gain (loss)
    on investments                               3.60          2.14          1.21         (2.47)         (0.45)^
                                             --------      --------      --------      --------       --------
Total from investment operations                 3.75          2.49          1.49         (1.63)         (0.12)^
                                             --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
  From net investment income                    (0.31)        (0.43)        (0.46)        (0.67)         (0.35)
  From net realized gain                           --            --            --            --          (0.55)
                                             --------      --------      --------      --------       --------
Total distributions                             (0.31)        (0.43)        (0.46)        (0.67)         (0.90)
                                             --------      --------      --------      --------       --------
Net asset value, end of year                 $  19.60      $  16.16      $  14.10      $  13.07       $  15.37
                                             ========      ========      ========      ========       ========
Total return                                    23.38%        17.76%        10.95%       (11.14%)(1)     (0.45%)(1)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)         $    4.0      $    3.4      $    2.7      $    3.4       $    8.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                             1.50%         1.50%         1.50%         1.50%+         1.50%+
  After fees waived                               n/a           n/a           n/a          1.07%+         0.00%+

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                          0.92%         2.09%         2.06%         4.02%          4.21%
Portfolio turnover rate                         23.43%        34.02%        22.02%        69.59%        258.66%

----------
^     Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.06% for 2002 and 0.08% for 2001. Otherwise, ratio of expense (before fees waived) to average net assets would be 1.50% for 2002 and 2001.
1 The Adviser voluntarily waived all of its management fees for the period December 21, 2000 to December 1, 2001.


                             See accompanying Notes to Financial Statements.  29

LOGO----------------------------------------------------------------------------

PURISIMA FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The Trust consists of three diversified series (the "Funds"): Purisima Total Return Fund (the "Total Return Fund"), representing the initial series of the Trust which commenced operations on October 28, 1996, Purisima Pure American Fund (the "Pure American Fund") and Purisima Pure Foreign Fund (the "Pure Foreign Fund") both of which commenced operations on September 29, 1998. Fisher Asset Management, LLC (formerly, Fisher Investments, Inc.) (the "Adviser") serves as the investment adviser to the Funds.

The investment objectives of the Funds are as follows:

The Total Return Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

The Pure American Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Investment Adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

The Pure Foreign Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Investment Adviser. Under normal market conditions, the Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.

----------------------------------------------------------------------------LOGO

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. Investments in securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment;
      (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at cost which, when combined with accrued interest, approximates market value. Discounts and Premiums on short-term securities purchased are amortized over the lives of the respective securities using the straight-line method.

B. FEDERAL INCOME AND EXCISE TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to its shareholders. Therefore, no federal income or excise tax provision is required.

      The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulation that exist in the markets in which they invest.

      As of August 31, 2005, the Total Return Fund has a capital loss carryforward available to offset future capital gains, if any, of $13,076,757, of which $11,619,847 expires in 2011, $338,881 expires in
      2012 and $1,118,029 expires in 2013. The Pure American Fund has a capital loss carryforward available to offset future capital gains, if any, of $133,392, which expires in 2012, and the Pure Foreign Fund has a capital loss carryforward available to offset future capital gains, if any, of $8,174, which expires in 2012.

LOGO----------------------------------------------------------------------------

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

D. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

E. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

F. OPTIONS. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. "Fair value" of other private options are valued after consulting with the Adviser using a mathematical model.

      Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. At August 31, 2005, the Trust had no options outstanding.

----------------------------------------------------------------------------LOGO

G. SECURITIES SOLD SHORT. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

      The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

H. RECLASSIFICATION OF CAPITAL ACCOUNTS. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2005, the Total Return Fund increased paid-in-capital by $3,157 and decreased accumulated net investment income by $3,157.

I. INDEMNIFICATION OBLIGATIONS. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Total Return Fund (the "Fund") has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

LOGO----------------------------------------------------------------------------

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is also initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2005, the Adviser recouped fees previously waived and expenses absorbed of $95,776.

At August 31, 2005, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $31 which the Adviser may recapture no later than August 31, 2008.

The Pure American and Pure Foreign Funds have a Comprehensive Management Agreement with the Adviser to provide advisory and other ordinary services, including administration, transfer agency, custody and auditing services. For providing these services, the Pure American and Pure Foreign Funds each pay the Adviser a monthly fee at the annual rate of 1.50% of the respective Funds' average daily net assets. This comprehensive fee arrangement requires the Adviser to absorb and pay out of its own resources all operating expenses of the Pure American and Pure Foreign Funds.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals.

For its services, the Administrator receives a monthly fee based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000 per Fund. The Pure American and Pure Foreign Funds' administration fees are paid by the Adviser under the Comprehensive Management Agreement.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2005, the Fund incurred $711,036 in distribution fees. Quasar Distributors, LLC, an affiliate of the Administrator, serves as distributor of the Funds pursuant to a Distribution Agreement with the Trust.


34
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NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2005 were as follows:

                      FUND             PURCHASES          SALES
                     ------           -----------      -----------
              Total Return Fund       $52,565,554      $68,680,893
              Pure American Fund          724,601        1,080,426
              Pure Foreign Fund           927,615        1,072,454

NOTE 6 - DISTRIBUTION TO SHAREHOLDERS

The difference between the book and tax basis components of the distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                          TOTAL RETURN     PURE AMERICAN     PURE FOREIGN
                                          ------------     -------------     ------------
Cost of investments for tax purposes      $264,515,012       $2,175,656       $3,223,684
                                          ------------       ----------       ----------
Gross tax unrealized appreciation         $ 72,895,393       $  440,038       $  868,282
Gross tax unrealized depreciation         $(11,949,490)      $  (89,714)      $  (90,806)
                                          ------------       ----------       ----------
Net tax unrealized appreciation           $ 60,945,903       $  350,324       $  777,476
Undistributed ordinary income             $  1,644,143       $    9,380       $    8,742
Capital loss carryforward                 $(13,076,757)      $ (133,392)      $   (8,174)
                                          ------------       ----------       ----------
Total accumulated earnings (losses)       $ 49,513,289       $  226,312       $  778,044
                                          ============       ==========       ==========

The tax composition of dividends are as follows:

                                                                     LONG TERM
                        ORDINARY       INCOME       LONG TERM      CAPITAL GAINS
                         INCOME      PER SHARE    CAPITAL GAINS      PER SHARE
                       ----------    ---------    -------------    -------------
Total Return Fund
  8/31/2005            $1,194,234     $ 0.0673         --                --
  8/31/2004             1,073,580       0.0650         --                --
Pure American Fund
  8/31/2005                 4,632       0.0224         --                --
  8/31/2004                12,757       0.0487         --                --
Pure Foreign Fund
  8/31/2005                70,647       0.3098         --                --
  8/31/2004                79,025       0.4287         --                --


                                                                              35
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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PURISIMA FUNDS
WOODSIDE, CALIFORNIA

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Purisima Total Return Fund, the Purisima Pure American Fund, and the Purisima Pure Foreign Fund, each a series of shares of The Purisima Funds (the "Trust"), as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


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In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima Total Return Fund, the Purisima Pure American Fund, and the Purisima Pure Foreign Fund as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 16, 2005


                                                                              37
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PURISIMA FUNDS
OTHER INFORMATION

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On October 21, 2004, the Board of Trustees performed its annual review and renewal of the Investment Management Agreement for the Total Return Fund and the Comprehensive Management Agreement for the Pure American and Pure Foreign Funds. The Board of Trustees, including the Independent Trustees, took into consideration information provided at the meeting, as well as a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund's investment results; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by Adviser to the Fund. In addition, the Board reviewed information regarding, as applicable, each Fund's investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund.

In deciding to renew the Agreements, the Board of Trustees did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

A.    Nature, Extent and Quality of Services

      THE ADVISER, ITS PERSONNEL AND ITS RESOURCES. The Board considered the depth and quality of the Adviser's investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the product provided by the Adviser and noted that the Quarterly Report from the Adviser was extremely sophisticated and thorough. The Board commented on the quality of the independent capital markets research conducted by the Adviser and reported to the Board on a regular basis. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

      OTHER SERVICES. The Board considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with each Fund.


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      The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and should continue to benefit each Fund and its shareholders.

B.    Investment Performance

      The Board considered each Fund's pursuit of its investment objectives and the investment results of each Fund in light of its objectives. The Trustees compared each Fund's total returns with various independent mutual fund indices, and noted the favorable long-term performance of each Fund compared to its benchmark and its peers.

      The Board ultimately concluded that the Adviser's performance record in managing each Fund indicates that its continued management will benefit the Fund and its shareholders.

C.    Advisory Fees and Total Expenses

      The Board reviewed the advisory fees and total expenses of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund indices. The Board observed that each Fund's advisory fees and total expenses were reasonable compared to the median fee and expense levels of the other funds in the indices. The Board noted that, to date, the Adviser had waived significant fees in respect of the Total Return Fund that the Adviser would not be able to recoup, thus indicating a substantial investment by the Adviser in that Fund. The Board concluded that the reasonable level of the fees charged by the Adviser benefits each Fund and its shareholders. The Board then considered the fees charged to the Funds versus the Adviser's private clients. The Board considered the extra burden of administration, compliance, deadlines, risk and regulations associated with the Funds that do not apply to the private accounts. The Board determined that the respective peer groups provided a better comparison and it found the Funds' fees reasonable.

D.    Adviser, Costs, Level of Profits and Economies of Scale

      The Board reviewed information regarding the Adviser's costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. The Board also received information regarding the structure and manner in which the Adviser's investment professionals were compensated and the Adviser's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered the Adviser's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees noted that at their present asset sizes breakpoints in each Fund's advisory fee structure were not practicable, but that economies of scale in the cost of operations, to the extent they exist, effectively were being shared given the Adviser's waivers of fees in respect of the Funds. The Board concluded that each Fund's cost structure was reasonable.

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E.    Ancillary Benefits

      The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to its institutional management business. The Board reviewed the Adviser's portfolio trading practices, noting that the Adviser receives the benefit or research provided by broker-dealers executing portfolio transactions on behalf of a Fund, and other soft dollar research benefits.

F.    Conclusions

      Based on its review, including consideration of each of the factors referred to above, the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund's shareholders received, or will receive, as the case may be, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal or initial approval, as the case may be, of the Agreement was in the best interests of each Fund and its shareholders.

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Funds file its complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended August 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for each of the Funds.

The percentage of dividend income distributed for the year ended August 31, 2005, designated as qualified dividends received deduction available to corporate shareholders, is 100% for the Total Return Fund, 100% for the Pure American Fund and 0% for the Pure Foreign Fund.


40
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For the year ended August 31, 2005, the Pure Foreign Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

   COUNTRY                         GROSS FOREIGN INCOME       FOREIGN TAX PAID
--------------                     --------------------       ----------------
Australia                               $  5,098.15              $       --
France                                  $ 12,097.66              $ 1,801.69
Germany                                 $  6,871.40              $ 1,279.74
Hong Kong                               $  2,077.00              $       --
Italy                                   $ 13,294.24              $ 3,589.45
Japan                                   $ 11,289.77              $ 1,195.67
Netherlands                             $ 13,356.31              $ 2,206.12
Norway                                  $  2,637.70              $   397.36
Portugal                                $  1,551.18              $   193.90
Spain                                   $  8,216.95              $ 1,139.84
Sweden                                  $  5,383.86              $   807.58
Switzerland                             $  6,175.93              $   269.65
United Kingdom                          $ 22,015.26              $       --
                                        -----------              ----------
                                        $110,065.41              $12,881.00
                                        ===========              ==========

SUBSEQUENT EVENT (UNAUDITED)

The Board of Trustees of Trust approved a plan to reorganize the Purisima Pure American Fund and the Purisima Pure Foreign Fund (collectively, the "Pure Funds") into the Purisima Total Return Fund. Shareholder approval is needed to proceed with the reorganization. The shareholder meeting of the Pure Funds will be held on November 16, 2005.


                                                                              41
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PURISIMA FUNDS
TRUSTEES AND OFFICER INFORMATION (UNAUDITED)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Funds' investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

                                        Position(s) Held
Name, Address, Age                         with Trust           Year Elected(1)
--------------------------------------------------------------------------------
Kenneth L. Fisher* (born 1950)        President and Trustee          1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Pierson E. Clair III (born 1948)             Trustee                 1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Scott LeFevre (born 1957)                    Trustee                 2001
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Alfred D. McKelvy, Jr. (born 1949)           Trustee                 2003
13100 Skyline Blvd.
Woodside, CA 94062:
--------------------------------------------------------------------------------
Bryan F. Morse (born 1952)                   Trustee                 1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Grover T. Wickersham (born 1949)             Trustee                 1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------


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                                                Number of
                                              Portfolios in
                                              Fund Complex             Other
Principal Occupation(s)                        Overseen by         Directorships
During Past Five Years                           Director               Held
--------------------------------------------------------------------------------
Chief Executive Officer and majority                 3                  None
shareholder of the Adviser, and has
served in such capacities since the
incorporation of the Adviser in
1986. Prior thereto, he was the
founder of Fisher Investments, a
sole proprietorship which commenced
operations in 1978.
--------------------------------------------------------------------------------
President and Chief Executive                        3                Signature
Officer of Brown & Haley since 1998                                  Foods, Inc.
(fine confectioners); Vice President
of Blummer Chocolate Company from
1980 to 1997, where he had been
employed since 1970.
--------------------------------------------------------------------------------
Sole proprietor of LeFevre Capital                   3                  None
Management, a registered investment
adviser.
--------------------------------------------------------------------------------
Executive Director of the law firm                   3             Diablo Valley
of Berding & Weil, LLP since 1990.                                   Bank; East
                                                                     Bay BOMA.
--------------------------------------------------------------------------------
Sole proprietor of Bryan F. Morse,                   3                  None
RIA, a registered investment adviser
since 1990.
--------------------------------------------------------------------------------
Attorney in private practice in Palo                 3                  None
Alto, California. Prior to entering
private practice in June of 1981,
served as a Branch Chief of the Los
Angeles Regional Office of the U.S.
Securities and Exchange Commission.
--------------------------------------------------------------------------------

                                            Position(s) Held            Year
Name, Address, Age                              with Trust           Elected(1)
--------------------------------------------------------------------------------
Michelle Bryan                                 Senior Vice              2004
Oroschakoff (born 1961)                       President and
13100 Skyline Blvd.                         Chief Compliance
Woodside, CA 94062                               Officer
--------------------------------------------------------------------------------
Joy Ausili (born 1966)                        Secretary and             2004
2020 East Financial Way                         Assistant
Glendora, CA 91741                              Treasurer
--------------------------------------------------------------------------------
Rita Dam (born 1966)                            Treasurer               2004
2020 East Financial Way
Glendora, CA 91741
--------------------------------------------------------------------------------

----------
1 Trustees and officers of the Funds serve until their resignation, removal or retirement.
*     "Interested person" of the Trust, as defined in the 1940 Act.


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                                                Number of
                                              Portfolios in
                                              Fund Complex             Other
Principal Occupation(s)                        Overseen by         Directorships
During Past Five Years                           Director               Held
--------------------------------------------------------------------------------
Senior Vice President and Chief                    N/A                  None
Legal Officer of the Adviser.
Executive Director/Senior Vice
President of Morgan Stanley from
2001 to 2004, Vice President &
Compliance Manager of Morgan Stanley
Dean Witter from 1999 to 2001
--------------------------------------------------------------------------------
From 1997 to Present, Vice President               N/A                  None
of U.S. Bancorp Fund Services, LLC
--------------------------------------------------------------------------------
From 1994 to Present, Vice President               N/A                  None
of U.S. Bancorp Fund Services, LLC
--------------------------------------------------------------------------------


                                                                              45
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PRIVACY NOTICE

FISHER ASSET MANAGEMENT, LLC (formerly, Fisher Investments, Inc.) and THE PURISIMA FUNDS collect non-public information about you from the following sources:

      o     Information we receive about you on applications or other forms;
      o     Information you give us orally; and
      o     Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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

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                                                                       [GRAPHIC]

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-8845.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

          ===========================================================
                                  FYE 08/31/2004       FYE 08/31/2005
          -----------------------------------------------------------
          Audit Fees                  $28,500              $31,500
          Audit-Related Fees              0                    0
          Tax Fees                     $7,500               $7,500
          All Other Fees                  0                    0
          ===========================================================

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

      ====================================================================
      Non-Audit Related Fees             FYE 08/31/2004     FYE 08/31/2005
      --------------------------------------------------------------------
      Registrant                                0                  0
      Registrant's Investment Adviser           0                  0
      ====================================================================

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed November 10, 2003.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) THE PURISIMA FUNDS


      By (Signature and Title)  /s/ Kenneth L. Fisher
                                ------------------------------------------------
                                          Kenneth L. Fisher, President

      Date  11/2/05
           ---------------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By (Signature and Title)* /s/ Kenneth L. Fisher
                                ------------------------------------------------
                                          Kenneth L. Fisher, President

      Date  11/2/05
           ---------------------------------------------------------------------


      By (Signature and Title)* /s/ Rita Dam
                                ------------------------------------------------
                                               Rita Dam, Treasurer

      Date  11/2/05
           ---------------------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.